UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2018

LIVEXLIVE MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38249	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9200 Sunset Boulevard, Suite #1201

West Hollywood, CA 90069

(Address of principal executive offices) (Zip Code)

(310) 601-2500

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 29, 2018, LiveXLive Media, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). Below is a summary of the proposals and corresponding vote.

1.	All five nominees were elected to the Company’s Board of Directors with each director receiving votes as follows:

Election of Directors	For	Withheld	Broker Non-Vote
Robert S. Ellin	37,757,619	665,347	1,834,603
Jay Krigsman	37,402,278	1,020,688	1,834,603
Craig Foster	37,402,345	1,020,621	1,834,603
Tim Spengler	37,465,702	957,264	1,834,603
Jerome N. Gold	37,655,705	767,261	1,834,603

2.	The approval, on a non-binding advisory basis, of the compensation of the named executive officers of the Company as described in the Company’s Proxy Statement for the Annual Meeting (the “Proxy Statement”). The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Vote
37,777,232	412,270	233,464	1,834,603

3.	The approval, on a non-binding advisory basis, of the frequency of stockholder advisory vote on the Company’s executive compensation as described in the Proxy Statement. The votes on this proposal were as follows:

3 Years	2 Years	1 Year	Abstained	Broker Non-Votes
24,987,421	43,822	12,955,764	435,959	1,834,603

4.	The approval of the issuance of shares of the Company’s common stock upon redemption or conversion of its senior secured convertible debentures issued to certain institutional investors on June 29, 2018 in accordance with the terms of such debentures, to the extent required by Nasdaq Listing Rule 5635, as described in the Proxy Statement. The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Vote
38,107,690	81,812	233,464	1,834,603

5.	The approval of an amendment to the Company’s 2016 Equity Incentive Plan to increase the number of authorized shares for issuance under such plan by 5 million shares. The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Vote
37,783,003	406,394	233,569	1,834,603

6.	The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019. The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Vote
39,926,118	95,619	235,832	0

No other matters were considered or voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEXLIVE MEDIA, INC.

Date: December 3, 2018	By:	/s/ Robert S. Ellin
	Name:	Robert S. Ellin
	Title:	Chief Executive Officer and
Chairman of the Board of Directors

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